COOPERATIVE BANKSHARES REPORTS FIRST QUARTER
                       EARNINGS INCREASE OF 124 PERCENT.

For Immediate Release: April 16, 2002

     Wilmington, NC--Cooperative Bankshares, Inc. (NASDAQ: "COOP") reported net income for the quarter ended March 31, 2002, of $1,288,502 or $0.45 per diluted share, a 124.3% increase over the same quarter last year. Excluding a one-time gain of $285,728 (after tax) from the sale of real estate, net income was $1,002,774. Net income for the quarter ended March 31, 2001, was $574,352 or $0.20 per diluted share.

     Total assets at March 31, 2002, were $462.8 million; stockholders' equity was $34.1 million or $12.04 per share and represented 7.38% of assets.

     Cooperative Bankshares, Inc. (NASDAQ: "COOP") is the parent company of Cooperative Bank. Chartered in 1898, Cooperative provides a full range of financial services through 17 financial centers in Eastern North Carolina.


                           For Additional Information
                           --------------------------
                       Frederick Willetts, III, President
                Todd L. Sammons, CPA, Senior Vice President/ CFO
                   Linda B. Garland, Vice President/ Secretary

    COOPERATIVE BANKSHARES, INC.
          201 MARKET ST.                      UNAUDITED SELECTED FINANCIAL DATA
      WILMINGTON, NC 28401                           NASDAQ SYMBOL: COOP

----------------------------------------------------------------------------------------------------------------------------
BALANCES AS OF:                           03/31/02           12/31/01          09/30/01           06/30/01          03/31/01
----------------------------------------------------------------------------------------------------------------------------
ASSETS                                $462,845,520       $458,114,065      $443,781,028       $427,992,370      $417,407,849
STOCKHOLDERS'  EQUITY                   34,142,488         33,618,281        33,009,994         31,872,647        31,374,894
DEPOSITS                               352,082,543        339,830,052       340,615,280        338,984,849       328,566,321
BOOK VALUE (2,835,447 SHARES
   as of 3/31/02)                            12.04              11.86             11.69              11.38             11.20

NON-PERFORMING ASSETS:
  ACCRUING LOANS  90  DAYS PAST DUE        780,364          2,562,681         1,792,869          1,799,156           536,753
  NON-ACCRUAL LOANS                        299,271            505,378           253,369            366,231           194,138
  FORECLOSED REO                         1,192,133            759,272         1,080,372             60,000           234,711
                                      --------------------------------------------------------------------------------------
    TOTAL NON-PERFORMING ASSETS       $  2,271,768       $  3,827,331      $  3,126,610       $  2,225,387      $    965,602
                                      ======================================================================================
----------------------------------------------------------------------------------------------------------------------------
FOR THE QUARTER ENDED:                   3/31/2002         12/31/2001         9/30/2001          6/30/2001         3/31/2001
----------------------------------------------------------------------------------------------------------------------------
NET INTEREST MARGIN                          3.33%              2.97%             2.99%              2.95%             2.93%
  (NET INTEREST INCOME / AVERAGE
   INTEREST-EARNING ASSETS)

EARNING ASSETS / LIABILITIES               106.80%            106.60%           108.50%            109.20%           108.70%

     TANGIBLE CAPITAL
STOCKHOLDERS' EQUITY/ASSETS                  7.38%              7.34%             7.44%              7.45%             7.52%

----------------------------------------------------------------------------------------------------------------------------

NET INCOME                            $  1,288,502       $    806,222      $    805,465       $    702,904      $    574,352
                                      ======================================================================================
NET INCOME  PER DILUTED SHARE         $       0.45       $       0.28      $       0.28       $       0.25      $       0.20
                                      ======================================================================================
DILUTED WEIGHTED AVERAGE
  NUMBER OF SHARES                       2,843,398          2,832,285         2,828,829          2,816,418         2,816,068
                                      ======================================================================================
ALLOWANCE FOR LOAN LOSSES
    PROVISION                         $    280,000       $    160,000      $    120,000       $     90,000      $     90,000
    CHARGE OFFS                            218,060             15,472            35,283              7,940            47,080
    RECOVERIES                               4,895                657             3,109              3,386             1,697
                                      --------------------------------------------------------------------------------------
    BALANCE                           $  2,589,572       $  2,522,737      $  2,377,552       $  2,289,726      $  2,204,280
                                      ======================================================================================

Note: Earnings per share are computed based on the weighted average number of dilutive shares outstanding, after giving retroactive effect for any stock dividends and splits.

             COOPERATIVE BANKSHARES, INC. AND SUBSIDIARY
            CONSOLIDATED STATEMENTS OF FINANCIAL CONDITION

                                                                               MARCH 31, 2002        December 31, 2001
                                                                             ----------------        -----------------
                                                                                 (UNAUDITED)
                                ASSETS
  Cash and due from banks, noninterest-bearing                                 $  11,109,267        $  10,709,799
  Interest-bearing deposits in other banks                                         3,772,639            1,585,779
                                                                               -------------        -------------
    Total cash and cash equivalents                                               14,881,906           12,295,578
  Securities:
    Available for sale (amortized cost of $43,066,181 in March 2002
     and $42,661,527 in December 2001)                                            42,354,305           42,970,180
    Held to maturity (estimated market value of $5,219,600 in March 2002
     and $5,282,815 in December 2001)                                              5,000,000            5,000,000
  FHLB stock                                                                       4,154,900            4,154,900
  Loans                                                                          377,715,012          375,980,628
   Less allowance for loan losses                                                  2,589,572            2,522,737
                                                                               -------------        -------------
    Net loans                                                                    375,125,440          373,457,891
  Other real estate owned                                                          1,192,133              759,272
  Accrued interest receivable                                                      2,403,661            2,637,367
  Premises and equipment, net                                                      6,602,898            6,471,715
  Other assets                                                                    11,130,277           10,367,162
                                                                               -------------        -------------
          Total assets                                                         $ 462,845,520        $ 458,114,065
                                                                               =============        =============
                 LIABILITIES AND STOCKHOLDERS' EQUITY
  Deposits                                                                     $ 352,082,543        $ 339,830,052
  Short-term borrowings                                                           31,199,036           15,000,000
  Escrow deposits                                                                    476,972              220,944
  Accrued interest payable                                                           303,883              264,391
  Accrued expenses and other liabilities                                           1,544,560            1,083,242
  Long-term obligations                                                           43,096,038           68,097,156
                                                                               -------------        -------------
       Total liabilities                                                         428,703,032          424,495,785
                                                                               -------------        -------------
Stockholders' equity:
  Preferred stock, $1 par value, 3,000,000 shares authorized,
    no shares issued and outstanding                                                      --                   --
  Common stock, $1 par value, 7,000,000 shares authorized,
    2,835,447 and 2,835,447 shares issued and outstanding                          2,835,447            2,835,447
  Additional paid-in capital                                                       2,435,720            2,435,720
  Accumulated other comprehensive income (loss)                                     (434,244)             188,278
  Retained earnings                                                               29,305,565           28,158,835
                                                                               -------------        -------------
       Total stockholders' equity                                                 34,142,488           33,618,280
                                                                               -------------        -------------
          Total liabilities and stockholders' equity                           $ 462,845,520        $ 458,114,065
                                                                               =============        =============
Book value per common share                                                          $ 12.04              $ 11.86
                                                                               =============        =============

                   COOPERATIVE BANKSHARES, INC. AND SUBSIDIARY
                      CONSOLIDATED STATEMENTS OF OPERATION

                                                                     THREE MONTHS ENDED
                                                                          MARCH 31,
                                                                    2002             2001
                                                                 ----------       ----------
INTEREST INCOME:
  Loans                                                          $6,595,546       $7,145,394
  Securities                                                        695,887          535,320
  Other                                                              12,293          170,206
  Dividends on FHLB stock                                            58,909           67,132
                                                                 ----------       ----------
       Total interest income                                      7,362,635        7,918,052
                                                                 ----------       ----------
INTEREST EXPENSE:
  Deposits                                                        2,845,342        4,125,279
  Borrowed funds                                                    912,653          846,806
                                                                 ----------       ----------
       Total interest expense                                     3,757,995        4,972,085
                                                                 ----------       ----------

NET INTEREST INCOME                                               3,604,640        2,945,967
Provision for loan losses                                           280,000           90,000
                                                                 ----------       ----------
       Net interest income after provision for loan losses        3,324,640        2,855,967
                                                                 ----------       ----------
NONINTEREST INCOME:
   Net gains on sale of loans                                        18,279               --
   Net gains on sale of securities                                  116,766               --
   Service charges and fees on loans                                201,382          158,716
   Deposit-related fees                                             248,235          239,377
   Gain on sale of real estate                                      464,977               --
   Bank-owned life insurance earnings                                99,837               --
   Other income, net                                                 60,116           16,883
                                                                 ----------       ----------
       Total noninterest income                                   1,209,592          414,976
                                                                 ----------       ----------
NONINTEREST EXPENSE:
   Compensation and fringe benefits                               1,435,853        1,296,628
   Occupancy and equipment                                          518,210          543,818
   Advertising                                                       70,503           46,461
   Real estate owned                                                  6,542              911
   Other                                                            518,962          485,647
                                                                 ----------       ----------
     Total noninterest expenses                                   2,550,070        2,373,465
                                                                 ----------       ----------

Income before income taxes                                        1,984,162          897,478
Income tax expense                                                  695,660          323,126
                                                                 ----------       ----------

NET INCOME                                                       $1,288,502       $  574,352
                                                                 ==========       ==========
NET INCOME PER SHARE:
   Basic                                                         $     0.45       $     0.21
                                                                 ==========       ==========
   Diluted                                                       $     0.45       $     0.20
                                                                 ==========       ==========
WEIGHTED AVERAGE COMMON SHARES OUTSTANDING:
   Basic                                                          2,835,447        2,747,512
                                                                 ==========       ==========
   Diluted                                                        2,843,398        2,816,068
                                                                 ==========       ==========

AVERAGE BALANCES                     # Quarters          1
COOPERATIVE BANKSHARES, INC.
TABLE NO. 25

                                                           For the quarter ended
                                              March 31, 2002                    March 31, 2001
                                     -------------------------------------------------------------------
(DOLLARS IN THOUSANDS)                                        Average                          Average
                                      Average                 Yield/     Average                Yield/
                                      Balance     Interest     Cost      Balance     Interest    Cost
                                     ----------   --------   --------   ----------   --------  --------
Interest-earning assets:
   Interest-bearing deposits in other
    banks                             $   2,810    $    12      1.71%    $  15,492    $   170     4.39%
   Securities:
      Available for sale                 43,398        607      5.59%       27,433        439     6.40%
      Held to maturity                    5,000         89      7.12%        8,122         97     4.78%
   FHLB stock                             4,155         59      5.68%        3,755         67     7.14%
   Loan portfolio                       377,481      6,596      6.99%      346,766      7,145     8.24%
                                      ---------    -------               ---------    -------
    Total interest-earning assets       432,844      7,363      6.80%      401,568      7,918     7.89%

Non-interest earning assets              23,648                             12,199
                                      ---------                          ---------
Total assets                           $456,492                           $413,767
                                      =========                          =========


Interest-bearing liabilities:
   Deposits                             326,812      2,845      3.48%      314,341      4,125     5.25%
   Borrowed funds                        78,427        913      4.66%       55,101        847     6.15%
                                      ---------    -------               ---------    -------
    Total interest-bearing liabilities  405,239     $3,758      3.71%      369,442     $4,972     5.38%
                                                   -------               ---------

Non-interest bearing liabilities         16,859                             12,900
                                      ---------                          ---------

    Total liabilities                   422,098                            382,342
    Stockholders' equity                 34,394                             31,425
                                      ---------                          ---------
Total liabilities and stockholders'
     equity                            $456,492                           $413,767
                                      =========                          =========
Net interest income                                 $3,605                             $2,946
                                                   =======                            =======
Interest rate spread                                            3.09%                             2.51%
                                                               =====                             =====
Net yield on interest-earning assets                            3.33%                             2.93%

Percentage of average interest-earning
   assets to average interest-bearing
   liabilities                                                 106.8%                            108.7%
                                                               =====                             =====